                                                                   Exhibit 99(e)

                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT is made and entered into as of June 6, 1997, by and among FAMILY TELECOMMUNICATIONS, INCORPORATED, a Utah corporation with its principal place of business at 13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020 ("FTI"), I-LINK COMMUNICATIONS, INC., a Utah corporation, with its principal place of business at 13751 South Wadsworth Park Drive, Suite 200, Draper, UT 84020 ("I-LINK" and together with FTI, collectively, the "Debtors" and individually, a "Debtor"), and WINTER HARBOR, L.L.C., a Delaware limited partnership with its principal place of business at 11400 Skipwith Lane, Potomac, Maryland 20854 (the "Secured Party").

                                    RECITALS
                                    --------

     A. Medcross, Inc., a Florida corporation (the "Company"), owns all of the issued and outstanding shares of the capital stock of each of the Debtors. The Company and the Secured Party have entered into a Loan Agreement dated as of even date herewith (as the same may be extended, amended, restated or modified from time to time, the "Loan Agreement"), which is hereby incorporated herein by this reference, pursuant to which the Secured Party has agreed to loan to the Company up to $2,000,000 on a term loan basis. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The proceeds of the Loan will be provided to the Debtors for the acquisition of assets, for capital expenditures and for working capital purposes.

     B. The Debtors have guaranteed the obligations of the Company under the Loan Agreement and the Note pursuant to the terms of a Subsidiary Guaranty of even date herewith (the "Guaranty"). It is a condition precedent to the extensions of credit to the Company under the Loan Agreement that the Debtors, among other things, shall have executed and delivered this Security Agreement.

     C. The Company and the Debtors share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses. The Company provides certain centralized financial, accounting and management services to the Debtors. and the making of the Loan will facilitate the expansion and enhance the overall financial strength and stability of the Company's corporate group, including the Debtors. Accordingly, the Debtors will derive substantial benefits as a result of the extensions of credit to the Company under the Loan Agreement, which benefits are hereby acknowledged by the Debtors, and the Debtors, therefore, desire to enter into this Security Agreement in order to satisfy the condition precedent described in the preceding paragraph.

                                   AGREEMENTS
                                   ----------

     In consideration of the foregoing Recitals, and of the Loan to be made by the Secured Party to the Company under the Loan Agreement, which will be of material economic benefit to the Debtors, the Debtors and the Secured Party agree as follows:

          1.   GRANT OF SECURITY INTEREST.  In order to secure the payment and
               --------------------------
performance of all of the obligations of FTI and I-Link under the Guaranty and the payment and performance of all of the obligations of the Company to the Secured Party under the Loan Agreement and the Note, plus interest accrued thereon (being hereinafter collectively referred to as the "Obligations"), FTI and I-Link hereby grant to the Secured Party a first priority perfected security interest in all of their respective right, title and interest in and to all of their personal property, both tangible and intangible and of every kind and description, whether now or hereafter existing, or now owned or hereafter acquired, and wherever located, and all proceeds, products, replacements, additions, accessions and/or substitutes therefor, including, without limitation, all goods, machinery, equipment, furniture, furnishings, fixtures, inventory, accounts, chattel paper, instruments and general intangibles, as such terms, may be defined in the Uniform Commercial Code in the jurisdiction in which such assets are located (other than equipment leased to I-Link or FTI and any leases which by their terms prohibit the grant of security interests in, or assignments of, I-Link's or FTI's leasehold interest therein), and the proceeds and products of any and all of the foregoing assets and properties described in this Section 1, including proceeds of insurance policies relating to any and all of the foregoing assets and properties. All of the foregoing shall be hereinafter referred to as the "Collateral."

          2.   WARRANTIES AND COVENANTS OF FTI AND I-LINK.  Each of FTI and I-
               ------------------------------------------
Link represents, warrants and covenants that:

          (a) the Collateral (and all records pertaining thereto) will at all times be kept in their current locations and neither FTI nor I-Link will change the location at which any of the Collateral is usually kept or the location of any of their respective chief executive offices or principal places of business without giving thirty days prior written notice to the Secured Party;

          (b)  FTI and I-Link own and have possession of the Collateral;

          (c) all the Collateral is genuine and enforceable and, except as permitted in the Loan Agreement, free from liens, adverse claims, charges, encumbrances, taxes or assessments, other than the liens created hereby, and FTI and I-Link shall defend the same against all claims and demands of all persons at any time claiming against the same or any interests therein adverse to the Secured Party;

          (d) all items of the Collateral comply with applicable laws, including, where applicable, Federal Reserve Regulations and any state consumer credit and usury laws;

          (e) no financing statement covering any of the Collateral, and naming any secured party other than the Secured Party, is on file in any public office;

          (f) FTI and I-Link will, at their sole cost and expense, maintain, replace, repair, service and take other action as may be necessary from time to time to keep and preserve their inventory, machinery and equipment in general repair and good working order and any inventory, machinery or equipment which wears out or is destroyed will be replaced or restored if necessary for the operation of the businesses of FTI or I-Link in the ordinary course. FTI and I-Link will within 10 days notify the Secured Party of any event comprising significant loss or decrease in the value of the Collateral in excess of $5,000;

          (g) FTI and I-Link will comply with all laws, rules and regulations relating to, and shall pay prior to delinquency, all license fees, registration fees, taxes and assessments and all other charges, which may be levied upon or assessed against, or which may become security interests, liens or other encumbrances upon the ownership, operation, possession or maintenance of the Collateral; provided that neither FTI nor I-Link shall be required to comply with any such law, rule or regulation or to pay any such tax or assessment or other such charge, the validity of which is being contested by FTI or I-Link in good faith by appropriate proceedings commenced and prosecuted with due diligence and with respect to which adequate reserves have been established and are being maintained in accordance with generally accepted accounting principles;

          (h) FTI and I-Link will execute and at their expense file and refile such financing statements, continuation statements and other documents in such offices as the Secured Party may deem necessary or appropriate in order to protect or preserve the Secured Party's security interest in the Collateral;

          (i) Neither FTI nor I-Link will sell, offer to sell, hypothecate or otherwise dispose of any material part of the Collateral (including proceeds) subject hereto, or any part thereof or interest therein at any time other than in the ordinary course of business and in exchange for Collateral of like value in which the Secured Party shall have a security interest;

          (j) FTI and I-Link will at all times keep accurate records with respect to the Collateral which are as complete and comprehensive as those which are customarily maintained by those engaged in similar businesses, and the Secured Party will have the right to inspect such records at such times and from time to time as the Secured Party may reasonably request;

          (k) FTI and I-Link will provide any service and do any other acts or things necessary to keep the Collateral free and clear of all defenses, rights of offset and counterclaims; the Secured Party may, at any time prior to termination hereof, require FTI and I-Link from time to time to deliver to the Secured Party (i) schedules describing all the Collateral subject hereto and
(ii) instruments and chattel paper included in the Collateral, appropriately assigned and endorsed to the Secured Party;

          (l) FTI and I-Link will maintain insurance on the Collateral as required under Section 6.1(e) of the Loan Agreement. In the event of failure to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and FTI and I-Link hereby promise to pay the Secured Party on demand the amount of any disbursements made by the Secured Party for such purpose. Risk of loss or damage shall accrue to FTI and I-Link to the extent of any deficiency in any effective insurance. FTI and I-Link shall furnish to the Secured Party certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions. FTI and I-Link shall give immediate written notice to the Secured Party and to the insurers of any loss or damage to the Collateral or any part thereof in excess of $5,000 and shall promptly file all necessary or appropriate proof of loss with the insurers. Any amounts collected or received under any such insurance policies may be applied by FTI and I-Link either to the replacement or restoration of the Collateral or to any of the Obligations secured hereby in the manner provided in Section 8 hereof; and

          (m) FTI and I-Link shall not change their respective names, identity or corporate structure, voluntarily or involuntarily.

          3.   AUTHORITY TO COLLECT.  Except as otherwise hereinafter set forth,
               --------------------
unless and until the occurrence of an event which constitutes an Event of Default hereunder or which upon the giving (or receiving) of notice or the lapse of time or both would constitute such an Event of Default, FTI and I-Link shall continue to collect, and upon the occurrence of such an event, FTI and I-Link may, at the direction of the Lender, continue to collect, at their own expense, all amounts due and to become due under any accounts, chattel paper, instruments or general intangibles and in connection therewith may take such action as they may deem necessary, advisable, convenient or proper for the enforcement, collection, adjustment, settlement or compromise thereof.

          4.   EVENTS OF DEFAULT.  The term "Event of Default" shall have the
               -----------------
meaning assigned to it in the Loan Agreement.

          5.   REMEDIES.  Upon the occurrence of an Event of Default, the
               --------
Secured Party shall have the right to declare immediately due and payable all of the Obligations, as provided in the Loan Agreement, without other notice or demand, and to terminate any commitments to make loans or otherwise extend credit to the Company. The Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and all other rights, privileges, powers and remedies provided by law or equity.

          Without limiting the generality of the foregoing, after the occurrence of an Event of Default:

          (a) the Secured Party shall have the power to notify the account debtor or debtors obligated under any accounts, chattel paper, instruments and general intangibles of the assignment of such accounts, chattel paper, and general intangibles to the Secured Party and of its security interest therein and to direct such account debtor or debtors to make payment of all amounts due or to become due to FTI or I-Link thereunder directly to the Secured Party and, upon such notification to the account debtor or debtors, to enforce collection of any thereof in the same manner and to the same extent as FTI or I-Link might have done. The funds so collected shall be held as security for the payment of the Obligations secured hereby and applied in the manner provided in Section 8 hereof.

          FTI and I-Link hereby constitute and appoint the Secured Party as their true and lawful attorney, in the place and stead of FTI and I-Link and with full power of substitution, either in the Secured Party's own name or in the name of FTI or I-Link, to ask for, demand, collect, receive and give acquittance for any and all monies due or to become due under and by virtue of any account, chattel paper, instruments and general intangibles, to endorse checks, drafts, orders and other instruments for the repayment of monies payable to FTI or I-Link on account thereof, and to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto and to sell, assign, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or to take any action with respect to any account, chattel paper, instruments or general intangible or the monies due or to become due thereunder or the property covered thereby, and no action taken or omitted to be taken by the Secured Party with respect to any account, chattel paper, instruments or general intangible shall give rise to any defense, counterclaim or set off in favor of FTI or I-Link or to any claim or action against the Secured Party;

          (b) FTI and I-Link will deliver to the Secured Party from time to time, as requested by the Secured Party, current lists of the Collateral;

          (c) Neither FTI nor I-Link will dispose of the Collateral, except on terms approved in writing by the Secured Party;

          (d) FTI and I-Link will collect, assemble and deliver all of the Collateral and books and records pertaining thereto, to the Secured Party at a reasonably convenient place designated by the Secured Party; and

          (e) the Secured Party may, to the extent permitted by law, enter onto FTI's or I-Link's premises and take possession of the Collateral, and assign, sell, lease or otherwise dispose of FTI's or I-Link's interests in the Collateral for the account of FTI or I-Link and FTI and I-Link shall then be liable for the difference between the payments and other amounts due under the Loan Agreement and amounts received pursuant to such assignment or contract of sale or lease or other disposition of FTI's or I-Link's interests in the Collateral and the amount of such difference shall then be immediately due and payable. The Secured Party may, in its sole discretion, designate a custodian or agent to take physical possession of the Collateral. The Secured Party shall give FTI and I-Link reasonable notice of the time and place of any public sale of the Collateral or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of the sale or other intended disposition is mailed, by first class mail, postage prepaid, to FTI or I-Link at their respective addresses set forth in Section 16 hereof or such other address as FTI or I-Link may by notice have furnished the Secured Party in writing for such purpose, at least fifteen days prior to the time of such sale or other intended disposition.

          Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of FTI or I-Link, and FTI and I-Link hereby waive (to the extent permitted by law) all rights of redemption, stay and/or appraisal which they now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          6.   POWERS OF THE SECURED PARTY.  FTI and I-Link appoint the Secured
               ---------------------------
Party their true attorney in fact to perform any of the following powers, which are coupled with an interest, and are irrevocable until termination of this Security Agreement and may be exercised by the Secured Party's officers and employees, or any of them, upon the occurrence of an Event of Default hereunder:

          (a) to perform any obligation of FTI or I-Link hereunder in FTI's or I-Link's respective names or otherwise;

          (b) to give notice of the Secured Party's rights in the Collateral, to enforce the same, and make extension agreements with respect thereto;

          (c) to release persons liable on the Collateral and to give receipts and acquittance and compromise disputes in connection therewith;

          (d)  to release security;

          (e)  to resort to security in any order;

          (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment and applications or registration or like papers to perfect, preserve or release the Secured Party's interest in the Collateral;

          (g) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise;

          (h) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Collateral;

          (i) to prepare, adjust, execute, deliver and receive payment under insurance claims;

          (j) to exercise all rights, powers and remedies which FTI or I-Link would have, but for this Security Agreement, under all of the Collateral subject to this Security Agreement; and

          (k) to do all acts and things and execute all documents in the names of FTI or I-Link or otherwise, deemed by the Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

          7.   REMITTANCES.  FTI and I-Link agree that upon the occurrence and
               -----------
during the continuance of an Event of Default or a Potential Default all cash or proceeds received by FTI or I-Link as a result of the sale, lease or other disposition of any Collateral, whether received by FTI or I-Link in the exercise of their collection rights hereunder or otherwise, shall be, at Secured Party's discretion, remitted to the Secured Party or deposited to an account for the benefit of the Secured Party (according to its instructions) in the form received (properly endorsed to the order of the Secured Party or for collection in accordance with the Secured Party's instructions) not later than the banking business day following the day of receipt, to be held as security for the payment of the Obligations secured hereby and applied by the Secured Party as provided in Section 8 hereof. FTI and I-Link agree not to commingle any such collections or proceeds with any of its other funds or property and agree to hold the same upon an express trust for the Secured Party until remitted to the Secured Party.

          8.   APPLICATION OF PROCEEDS.  Except as expressly provided elsewhere
               -----------------------
in this Security Agreement, all proceeds of the sale of the Collateral by the Secured Party hereunder, and all other monies received by the Secured Party pursuant to the terms of this Security Agreement (whether through the exercise by the Secured Party of its rights of collection or otherwise), including, but not limited to, any awards or other amounts payable upon any condemnation or taking by eminent domain, shall be applied, as promptly as is practicable after the receipt thereof by the Secured Party as follows:

     FIRST: to the payment of all fees and expenses incurred by the Secured
     -----
Party or any custodian appointed hereunder, if not previously paid by FTI or I-Link, and all expenses incurred by the Secured Party in connection with any sale of the Collateral, including, but not limited to, the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, all court costs and fees and expenses of counsel to the Secured Party in connection therewith, to the payment of all expenses to be paid by FTI or I-Link pursuant to Section 17 of this Security Agreement, and to the payment of all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder to the account of FTI or I-Link and the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to the Secured Party by FTI or I-Link;

     SECOND:  to the payment to the Secured Party of the interest then due and
     ------
payable on the Note;

     THIRD:  to the payment to the Secured Party of the principal then due and
     -----
payable on the Note;

     FOURTH:  to the payment to the Secured Party of any other amount owing to
     ------
the Secured Party under the Loan Agreement and any other documents related thereto or under any other agreement of the Company, FTI or I-Link with the Secured Party; and

     FIFTH:  only if all of the foregoing have been paid in full, to FTI and I-
     -----
Link.

     Notwithstanding the sale or other disposition of any Collateral by the Secured Party hereunder, FTI and I-Link shall remain liable for any deficiency.

          9.   RIGHTS CUMULATIVE.  The rights, privileges, powers and remedies
               -----------------
of the Secured Party shall be cumulative and no single or partial exercise of any of them shall preclude the further or other exercise of the same or any other of them. No delay or failure of the Secured Party in exercising any right, power, privilege or remedy hereunder shall affect such right, power, privilege or remedy. No single or partial exercise of any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy shall affect such right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by the Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing and shall not constitute a waiver of any subsequent or other default. Failure of the Secured Party to insist upon strict performance or compliance by FTI or I-Link of any covenants, warranties or agreements in this Security Agreement shall not constitute a waiver of any subsequent or other failure to perform or comply with any covenants, warranties or agreements.

          10.  CONTINUING AGREEMENT.  This is a continuing agreement and shall
               --------------------
remain in full force and effect and be binding upon FTI and I-Link and the successors and assigns of FTI and I-Link until all of the Obligations shall have been fully satisfied and discharged.

          11.  REINSTATEMENT OF AGREEMENT.  If the Secured Party shall have
               --------------------------
proceeded to enforce its rights under this Security Agreement and such proceedings shall have been discontinued or abandoned for any reason prior to the issuance of any judgment or award, then FTI and I-Link and the Secured Party shall be restored respectively to their positions and rights hereunder, and all rights, remedies and powers of FTI and I-Link and the Secured Party shall continue as though no such proceeding had been initiated. In the event of litigation arising under this Security Agreement, the prevailing party shall be entitled to, in addition to all other damages and remedies, reasonable attorneys' fees.

          12.  ASSIGNMENT.  The Secured Party may assign and transfer any of the
               ----------
Obligations of FTI or I-Link and may deliver the Collateral, or any part thereof, to the assignee or transferee of any such obligation, who shall become vested with all the rights, remedies, powers, security interests and liens herein granted to the Secured Party in respect thereto; and the Secured Party shall thereafter be relieved and fully discharged from any liability or obligation under this Security Agreement. Neither FTI nor I-Link shall have the right to assign this Security Agreement without the prior written consent of the Secured Party.

          13.  DUTIES WITH RESPECT TO COLLATERAL.  With respect to the
               ---------------------------------
Collateral, the Secured Party shall be under no duty to send notices, perform services, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.

          14.  PERFORMANCE OF OBLIGATIONS BY THE SECURED PARTY. If FTI or I-Link
               -----------------------------------------------
shall fail to do any act or thing which they have covenanted to do hereunder, or if any representation or warranty of FTI or I-Link shall be breached, the Secured Party may (but shall not be obligated to) perform such act or thing on behalf of FTI or I-Link or cause it to be done or remedy any such breach, and there shall be added to the liabilities of FTI or I-Link hereunder the cost or expense incurred by the Secured Party in so doing, and any and all amounts expended by the Secured Party in taking any such action shall be repayable to it upon demand being made to FTI or I-Link therefore and shall bear interest at the rate provided for in the Note, from and including the date advanced to the date of repayment.

          15.  MISCELLANEOUS.  After due consideration and consultation with
               -------------
their attorneys, FTI and I-Link voluntarily and knowingly, to the extent permitted by law, agree as follows: (a) FTI and I-Link waive, except as expressly provided in the Loan

Agreement, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to the Collateral to which the Secured Party is entitled hereunder; (b) FTI and I-Link waive any right to direct the application of payments or security for the Obligations of FTI or I-Link hereunder, or the indebtedness of customers of FTI or I-Link, and any right to require proceedings against others or to require exhaustion of the security; (c) FTI and I-Link consent to the extension or forbearance of the terms of the Obligations or indebtedness of customers, the release or substitution of security, and the release of guarantors, if any; and (d) FTI and I-Link waive notice or a judicial hearing prior to the exercise by the Secured Party of any right or remedy provided by this Security Agreement and also waive their rights, if any, to set aside or invalidate any sale duly consummated in accordance with the provisions of this Security Agreement on the grounds that the sale was consummated without a prior judicial hearing.

          16.  NOTICES.  All notices or demands of any kind which may be
               -------
required or which the Secured Party desires to serve upon FTI or I-Link under the terms of this Security Agreement shall be served upon FTI or I-Link by personal service or by mailing a copy thereof by first class mail, postage prepaid, addressed to FTI or I-Link, at the respective addresses set forth in
Section 8.3 of the Loan Agreement with the respective addresses of FTI and I-Link being the address of the Company in the Loan Agreement. Service by mail shall be determined to be effective when deposited in the mails.

          17.  EXPENSES.  FTI and I-Link agree to pay on demand all fees, costs
               --------
and expenses of the Secured Party, or of any custodian or agent designated by the Secured Party, including the fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts retained by the Secured Party in connection with the negotiation, administration or enforcement of this Security Agreement or any other instrument or document delivered pursuant hereto.

          18.  LAW APPLICABLE.  This Security Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of Delaware other than the conflicts of law provisions thereof.

          19.  SEVERABILITY OF PROVISIONS.  If any provision of this Security
               --------------------------
Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Security Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first written above.


                                    WINTER HARBOR, L.L.C.

                                    By:  First Media, L.P., its member

                                         By:  First Media Corporation, its
                                              sole general partner



                                    By: /s/ Ralph W. Hardy, Jr.
                                        ---------------------------------
                                    Name: Ralph W. Hardy, Jr.
                                          -------------------------------
                                    Title: Secretary
                                           ------------------------------


                                    I-LINK COMMUNICATIONS, INC.



                                    By: /s/ John Edwards
                                        ---------------------------------
                                    Name: John Edwards
                                          -------------------------------
                                    Title: President
                                           ------------------------------



                                    FAMILY TELECOMMUNICATIONS, INCORPORATED



                                    By: /s/ John Edwards
                                        ---------------------------------
                                    Name: John Edwards
                                          -------------------------------
                                    Title: President
                                           ------------------------------